UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: July 27, 2017 (Date of earliest event reported:  July 25, 2017)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Performance Based Compensation Plan

(e) Executive Officer Performance Based Compensation Plan. On July 25, 2017, the Company approved the adoption of the Executive Officer Performance Based Compensation Plan (the “Plan”) pursuant to which Executive Officers selected by the Compensation Committee become eligible to receive an Incentive Bonus, Restricted Stock or Stock Option Grant based upon the Company’s meeting certain financial performance goals. The Plan is intended to constitute a qualified “performance-based compensation” plan for purposes of Section 162(m) of the Internal Revenue Code of 1986.

The Company plans to seek shareholder approval of the Plan at its upcoming Annual Meeting of Shareholders. Upon the adoption and approval of the Plan by the Company’s shareholders, the Company intends that annual cash incentive payments, stock options and restricted stock grants to such executives under the Plan qualify as “performance-based compensation” and be fully deductible by the Company for federal income tax purposes under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

A brief description of the terms and conditions of the plan is as follows:

Purpose.     The purpose of the Plan is to attract and retain key executives for the Company and to provide such persons with incentives and rewards for superior performance in the form of Incentive Bonus payments and Stock Grants made under the Plan which are intended to constitute qualified “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986.

Administration.     The Plan will be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate. Such committee will have sole authority to make rules and regulations for the administration of the Plan. Interpretation and decisions of such committee with regard to the Plan will be final and conclusive.

Participants.     Participants for a fiscal year shall be those executive officers and who are designated as participants (“Participants”) by the Compensation Committee prior to the commencement of such fiscal year (or a later date if permitted by tax law).

Performance Measures.     For each fiscal year, the Compensation Committee will establish Management Objectives based on one or more of the stockholder-approved Performance Measures and set the Performance Measures which are required for achievement of these Management Objectives. The establishment of these Management Objectives and Performance Measures will be consistent with the principals approved by the Committee and described in the Company’s Annual Proxy to Stockholders under “Compensation Discussion and Analysis” The Plan provides that the Performance Measures will be one or any combination of the following: “Cash Flow,” “Cumulative Earnings Per Share Growth,” “Customer Service Levels”, “Debt (Net Debt) to Capital,” Development of Human Resources”, “EBIT,” “EBIT Margins,” “EBITDA,” “EBITDA Margins,” “Earnings Per Employee,” “Earnings Per Share,” “Free or Excess Cash Flow,” “Free or Excess Cash Flow Per Share,” “Interest Coverage Ratio,” “Leverage Ratio,” “Net Income,” “Net Profit Margin,” “Operating Cash Flow,” “Operating Income,” “Operating Margins,” “Pre-Tax Profit,” “Pre-Tax Profit Margin,” “Profit Margin,” “Return on Capital,” “Return on Invested Capital”, “Return on Net Assets,” “Return on Total Assets,” “Return on Equity,” “Sales”, “Sales Growth,” “Sales Per Employee,” “Total Return to Stockholders,” “U.S. Gross Domestic Product”, “Working Capital,” and “Working Capital as a Percent of Net Sales” as the Committee defines them and determines from time to time with respect to such fiscal year; provided such determination would not subject any Incentive Award to Section 162(m). Performance Measures can also be used on a continuing operations basis instead of a total Company basis as determined by the Committee.

Award Determination.     For each fiscal year of the Company, each Participant may be entitled to receive an Incentive Bonus and Stock Grant in an amount determined by the Compensation Committee as provided in the Plan. Prior to the commencement of a fiscal year (or such later date if permitted by tax law), for the Incentive Bonus and Stock Grant for such fiscal year, the Compensation Committee will designate or approve (i) the individuals who will be Participants in the Plan, if any, (ii) the Performance Measures and how they are to be defined, (iii) if there is more than one Performance Measure, the weighting of the Performance Measures in determining the Incentive Bonus and Stock Grant, (iv) the performance goals and formula for each Performance Measure and (v) the target Incentive Bonus and Stock Grant for each Participant. Following the end of a fiscal year, the Compensation Committee shall determine the Incentive Bonus and Stock Grant for each Participant by comparing actual performance against approved Performance Measures. Prior to the payment of an Incentive Award, the Compensation Committee shall certify in writing that the Incentive Bonus and Stock Grant has been determined in accordance with the provisions of the Plan.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

2017 Long Term Incentive Plan

(e) 2017 Long Term Incentive Plan. On July 25, 2017, the Board of Directors approved a new Company 2017 Long-Term Incentive Plan (the “Plan”) with the number of shares of Common Stock available for issuance equal to 1,500,000. The Board and the Compensation Committee have approved the Plan to be effective as of the date of approval by the Company’s shareholders. The Plan will not become effective unless shareholder approval is obtained at the 2017 annual general meeting of shareholders on September 13, 2017. The principal features of the Plan are virtually identical to the Company’s existing 2013 Long-Term Incentive Plan including the following:

(1) The Plan prohibits share recycling. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the Grant or taxes payable with respect to the Grant or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld Shares may not thereafter be available for further Grants under the Plan.

(2) The number of shares that may be used for restricted stock or restricted unit grants under the Plan may not exceed fifty percent (50%) of the total authorized number of Shares pursuant to the Plan.

(3) Any stock option granted under the Plan must be exercisable no more than seven years from the date it is granted.

The terms of the Plan are summarized below and are qualified in their entirety by reference to the full text of the Plan, attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Description of the Plan.   The Plan provides for grants of stock options, stock appreciation rights, restricted stock and performance awards. The purpose of the Plan is to provide our directors, officers and other employees and persons who engage in services for us with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

Administration of the Plan.   The Plan is administered by our Compensation Committee, which consists solely of two or more “non-employee directors” (as defined in Rule 16b-3 under the Exchange Act). The Compensation Committee may make all decisions and determinations regarding the Plan as it deems necessary or advisable for the administration of the Plan. Our Board also has the authority to administer the Plan and to take all actions that the Compensation Committee is otherwise authorized to take under the Plan. The terms and conditions of each award made under the Plan, including vesting requirements, are set forth consistent with the Plan in a written agreement with the grantee.

Number of Shares.   Assuming approval, as of September 13, 2017, 1,500,000 shares of our common stock were authorized for issuance under the Plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in our corporate structure or the outstanding shares of common stock. These shares will be used for future grants to our employees and directors at the discretion of our Compensation Committee. The Board and the Compensation Committee believe that the 1,500,000 shares is a sufficient number of shares of common stock to accomplish the objectives described above. The Plan prohibits share recycling. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the Grant or taxes payable with respect to the Grant or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld Shares may not thereafter be available for further Grants under the Plan. A restricted stock and stock option grant to an eligible individual under the Plan for a year cannot exceed 100,000 shares.

Stock Options.   Under the Plan, the Compensation Committee or the Board may award grants of incentive stock options and other non-qualified stock options. The Compensation Committee also has the authority to grant options that will become fully vested and exercisable automatically upon a change in control. The Compensation Committee may not, however, award to any one person in any calendar year options to purchase common stock equal to more than 10% of the total number of shares authorized under the plan and it may not award incentive options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000 determined at the time of grant.

The Compensation Committee determines the exercise price and term of any option in its discretion, however, the exercise price may not be less than 100% of the fair market value of a share of common stock on the date of grant. In the case of any incentive stock option, the option must be exercised within 10 years of the date of grant. The exercise price of an incentive option awarded to a person who owns stock constituting more than 10% of our voting power may not be less than 110% of such fair market value on such date and the option must be exercised within five years of the date of grant.

Restricted Stock.   Under the Plan, the Compensation Committee may award restricted stock subject to the conditions and restrictions, and for the duration that it determines in its discretion. The number of shares that may be used for restricted stock or restricted unit grants under the Plan may not exceed fifty percent (50%) of the total authorized number of Shares pursuant to the Plan.

Stock Appreciation Rights.   The Compensation Committee may grant stock appreciation rights, or SARs, subject to the terms and conditions contained in the Plan. Under the Plan, the exercise price of an SAR must equal the fair market value of a share of our common stock on the date the SAR was granted. Upon exercise of an SAR, the grantee will receive an amount in shares of our common stock equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price of the SAR, multiplied by the number of shares as to which the SAR is exercised.

Performance Awards.   The Compensation Committee may grant performance awards contingent upon achievement by the grantee or by us, of set goals and objectives regarding specified performance criteria, over a specified performance cycle. Awards may include specific dollar-value target awards, performance units, the value of which is established at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of common stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of common stock or other securities.

Eligibility.   Our directors, officers and other employees and persons who engage in services for us are eligible for grants under the Plan. As of the date of this Plan, there are 7 officers, 6 directors other than the CEO and the COO/CFO, who are officers and directors, and approximately 1,200 employees who are eligible to receive grants under the Plan.

Federal Income Tax Consequences.

The following is a discussion of certain U.S. federal income consequences relevant to participants in the Plan who are subject to federal income tax and the Company. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the Plan and does not address state, local or foreign tax consequences. Accordingly, holders of awards granted under the Plan should consult their own tax advisers for specific advice with respect to all federal, state or local tax effects before exercising any options or share appreciation rights, and before disposing of any shares of stock acquired pursuant to an award. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular participant’s specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status (such as an ISO) of any award.

Non-Qualified Stock Option.   A participant who is granted a non-qualified stock option will not recognize income at the time the option is granted. Upon the exercise of the option, however, the excess, if any, of the market value of the common shares on the date of exercise over the option price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant. The participant will be entitled to a cost basis for the common shares for income tax purposes equal to the amount paid for the common shares plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such common shares, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such common shares.

Incentive Stock Options.   A participant who is granted an ISO satisfying the requirements of the Tax Code will not recognize income at the time the option is granted and generally will not recognize income upon exercise of the option provided such participant was an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. The excess of the fair market value over the option exercise price is, however, included in determining the participant’s alternative minimum tax as of the date of exercise. If the participant does not dispose of shares received upon exercise of the option for one year after exercise and two years after grant of the option (the “Holding Period”), upon the disposition of such shares the participant will recognize long-term capital gain or loss based on the difference between the option exercise price and the fair market value of shares on the date of disposition. In such event, the Company is not entitled to a deduction for income tax purposes in connection with the exercise of the option. If the participant disposes of the shares received upon exercise of the option without satisfying the Holding Period requirement, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the option over the exercise price or (ii) the amount realized upon the disposition of such shares over the exercise price. Any further appreciation is taxed as short-term or long-term capital gain, depending on the participant’s Holding Period. If the disposition fails to satisfy the Holding Period, the Company would be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant.

Share appreciation rights.   A participant will generally not be taxed at the time a SAR is granted nor will the Company receive a tax deduction. Upon exercise of a SAR, a participant will recognize taxable income equal to the fair market value of the shares received on the exercise date. The Company will be entitled to an income tax deduction in the amount of such income recognized by the participant. SAR’s that are paid in cash may be subject to taxation at vesting rather than at exercise because the tax treatment of certain SAR’s is unsettled under Section 409A of the Tax Code (see the discussion below).

Restricted Shares and Restricted Share Units.   A participant will not recognize any income at the time an award of restricted shares or restricted share units is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on the restricted shares lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of restricted share units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received. With respect to awards of both restricted shares and restricted share units, the Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

Performance Awards.   A participant who is awarded performance shares will not recognize income and the Company will not be allowed a deduction at the time that the award is made. When a participant receives payment for performance shares in common shares, the fair market value of the shares received will be ordinary income to the participant. If payment is made in cash, the amount of cash received will be ordinary income to the participant. In either case, the Company will be entitled to a tax deduction in the amount of such income recognized by the participant.

Dividend Equivalents.   A participant who is awarded dividend equivalents generally will not recognize taxable income, and the Company will not receive a tax deduction, until shares or cash are distributed pursuant to the award. When the participant receives payment for dividend equivalents in common shares or cash, the fair market value of the shares or the amount of cash received will be ordinary income to the participant and the Company will be entitled to a deduction in the amount of such income recognized by the participant.

The Compensation Committee will require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the grant, vesting or exercise of an award. In compliance with the American Jobs Creation Act of 2004, after January 1, 2005, the maximum federal withholding rate will be used for supplemental wage payments in excess of $1,000,000 during any taxable year.

Section 409A of the Tax Code.   Certain awards under the Plan may be subject to Tax Code Section 409A. Section 409A was added to the Tax Code by the American Jobs Creation Act of 2004. Section 409A generally applies to compensation deferred under a nonqualified deferred compensation plan on or after January 1, 2005. Section 409A imposes new requirements on a participant’s election to defer compensation and the participant’s selection of the timing and form of distribution of the deferred compensation with respect to certain awards under the Plan. Also, Section 409A generally provides that the distributions must be made on or following the occurrence of certain events (e.g . . . the participant’s “separation from service” (as defined in Section 409A), a predetermined date, or the participant’s death). Section 409A imposes restrictions on a participant’s ability to change his or her distribution timing or form with respect to awards under the Plan after the compensation has been deferred. For certain participants who are officers of the Company or its subsidiary corporations and who would otherwise receive a distribution upon separation from service, Section 409A requires that such participant’s distribution commence no earlier than six months after such officer’s “separation from service” (as defined in Section 409A).

Stock options, SAR’s that are distributable in shares of Common Stock and restricted stock awards granted under the Plan generally are not considered deferred compensation subject to Section 409A. Restricted share unit awards and other awards may be subject to Section 409A, depending on the terms of the award. The Company intends that awards made under the Plan that are subject to Section 409A will comply with the requirements of Section 409A.

A nonqualified deferred compensation plan must satisfy the requirements of Section 409A in form and in operation. If the Plan fails to satisfy the requirements of Section 409A, a participant in the Plan may recognize ordinary income on the amounts deferred under the Plan, to the extent vested, prior to when the compensation is actually or “constructively” received. Also, if a Plan fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as certain interest on amounts treated as tax underpayments related to such deferred compensation. Awards granted under the Plan are intended to comply with Section 409A to the extent applicable.

The Plan is not subject to any provision of ERISA, nor is it a qualified employee benefit plan under Section 401(a) of the Tax Code.

Amendment and Termination of the Plan.   The Board may amend or terminate the Plan in its discretion, except that no amendment will become effective without prior approval of our stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code or any stock exchange listing requirements. If not previously terminated by the Board, the Plan will terminate on September 13, 2027.

The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text. A copy of the Plan, reflecting the Plan Amendment, is attached as Appendix B to this Proxy Statement.

New Plan Benefits.   The amount of awards to be made under the Plan is not presently determinable.

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Executive Officer Performance Based Compensation Plan
10.2	RBC Bearings Inc. 2017 Long-Term Incentive Plan

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 27, 2017

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: General Counsel & Secretary